                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Luke F. Botica, Rhonda
I. Kochlefl and Leo S. Spiegel, each of them with full power to act without the other, his true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), a Registration Statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock, par value $.01 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  August 2, 1996



                                                /s/ Daniel I. Malina
                                                --------------------
                                                Daniel I. Malina

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Luke F. Botica, Rhonda
I. Kochlefl, Daniel I. Malina and Leo S. Spiegel, each of them with full power to act without the other, his true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), a Registration Statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock, par value $.01 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  August 2, 1996



                                                /s/ W. Ed Tyler
                                                ---------------
                                                W. Ed Tyler

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Luke F. Botica, Daniel
I. Malina and Leo S. Spiegel, each of them with full power to act without the other, her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), a Registration Statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock, par value $.01 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated: August 5, 1996



                                                /s/ Rhonda I. Kochlefl
                                                ----------------------
                                                Rhonda I. Kochlefl

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Rhonda I. Kochlefl, Daniel I. Malina and Leo S. Spiegel, each of them with full power to act without the other, his true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as an officer of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), a Registration Statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock, par value $.01 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  August 2, 1996



                                                /s/ Luke F. Botica
                                                ------------------
                                                Luke F. Botica

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Luke F. Botica, Rhonda
I. Kochlefl and Daniel I. Malina, each of them with full power to act without the other, his true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and or officer of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), a Registration Statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock, par value $.01 per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  August 2, 1996



                                                /s/ Leo S. Spiegel
                                                ------------------
                                                Leo S. Spiegel